EXHIBIT 10.8

Stock Unit Grant

Sun Healthcare Group, Inc.
2004 Equity Incentive Plan

Name of Grantee:                                           [____________]

Number of Stock Units:                                [________]

Date of Grant:                                                [____________]

Vesting:
The units shall become vested as follows if you are a Director of Sun Healthcare Group, Inc. (the “Company”) on the applicable vesting date:  (i) 8.333% of the units shall vest on the 18th day of each of the 12 months following the Date of Grant, subject in each case to the Terms; and (ii) the units shall become vested in full upon the date of the death or disability of the Grantee or a Change in Control (as defined in the Terms).

Distribution:
The shares of common stuck underlying the vested stock units shall be distributed to the Grantee upon the earlier of (i) the last date of service by the Grantee on the Company’s Board of Directors or (ii) the five-year anniversary of the Date of Grant.

By signing your name below, you accept this stock unit award and acknowledge and agree that the units are granted under and governed by the terms and conditions (collectively, the “Terms”) of the Sun Healthcare Group, Inc. 2004 Equity Incentive Plan and the Stock Unit Agreement, both of which are hereby made a part of this document.

“GRANTEE” _________________________________ Signature	SUN HEALTHCARE GROUP, INC., a Delaware corporation __________________________________ By: Richard Matros Its: Chief Executive Officer

CONSENT OF SPOUSE

In consideration of the Company’s execution of this award agreement, the undersigned spouse of the Grantee agrees to be bound by all of the terms and provisions hereof and of the Plan.

__________________________________                                                              ______________________
Signature of Spouse                                                                                                           Date